UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2016

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 - Results of Operations and Financial Condition

On February 4, 2016, Aspen Insurance Holdings Limited (“Aspen” or the “Company”) issued a press release announcing results for the quarter and year ended December 31, 2015, which is attached hereto as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter and year ended December 31, 2015 is attached hereto as Exhibit 99.2.

Section 5 - Corporate Governance and Management
Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Compensatory Arrangements of Certain Officers
On February 4, 2016, Aspen announced that Messrs. Richard Bucknall and Peter O’Flinn will not stand for re-election as Class III directors of the Company at the next Annual General Meeting to be scheduled on April 21, 2016. As a result, as at April 21, 2016, Messrs. Bucknall and O’Flinn will no longer serve as Class III directors of the Company and the Company will have 11 directors on its Board of Directors. The attached press release, furnished as Exhibit 99.4 to this Current Report on Form 8-K, provides additional information.

Section 7 - Regulation FD

Item 7.01 - Regulation FD Disclosure

On February 4, 2016, Aspen issued a press release announcing results for the quarter and year ended December 31, 2015 which is attached hereto as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter and year ended December 31, 2015 is attached hereto as Exhibit 99.2.

In addition, the information about Aspen described in the slides attached hereto as Exhibit 99.3 will be presented by the Chief Executive Officer, the Chief Financial Officer and other members of senior management to various investors throughout the first quarter of 2016.

Further, on February 4, 2016, Aspen issued a press release, attached hereto as Exhibit 99.4, announcing that Messrs. Bucknall and O’Flinn will not stand for re-election as Class III directors of the Company at the next Annual General Meeting scheduled on April 21, 2016. The attached press release, furnished as Exhibit 99.4 to this Current Report on Form 8-K, provides additional information.

Safe Harbor for Forward-Looking Statements
Some of the statements in Exhibit 99.3 include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically. Statements that include the words “expect,” “assume,” “objective,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “estimate,” “may,” “continue,” “guidance,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” and similar statements of a future or forward-looking nature identify forward-looking statements in Exhibit 99.3 for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. See slide 2 of the attached presentation on Exhibit 99.3 for such factors as well as our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission.
Forward-looking statements speak only as of the date on which they are made or as otherwise indicated, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Section 9 - Financial Statements and Exhibits

Item 9.01- Financial Statements and Exhibits

(d) The following exhibits are furnished as part of this report:

1.	Press Release of the Registrant, dated February 4, 2016.

2.	Earnings Release Supplement for the quarter and year ended December 31, 2015.

3.	Fourth Quarter and Year-End 2015 Slide Presentation.

4.	Press Release of the Registrant, dated February 4, 2016.

The information furnished under Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure” shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: February 4, 2016	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer

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